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                                                                   Exhibit 10.51


_________________________________CREDIT DU NORD_________________________________

AGENCE DE MASSY ENTREPRISES
2 TER, AVENUE DE FRANCE                      [date stamp]  RECEIVED NOV. 4, 1999
BP 84
91303 MASSY CEDEX
Tel: 01 69 93 85 00
Fax: 01 69 93 85 10
                                                     ROWECOM FRANCE
                                                     VILLEBON SUR YVETTE
                                                     RUE DE LA PRAIRIE
                                                     91 871 PALAISEAU CEDEX

                              ATTN: MR. LUC PRUDHON

                              Massy, 10/29/1999

         Dear Sirs:

         We are pleased to send to you the agreement of our Committee on the following lines of credit:

                  *   Overdraft                 10 MF        EONIA + 0.50%
                  *   Seasonal credit:
                               - 70 MF              from 12/1/1999 to 2/29/2000
                               - 30 MF              from 3/1/2000 to 5/31/2000
                               - nothing            beginning 6/1/2000

                               utilization by notes from 1 to 3 months minimum 1 MF
                               Conditions: Euribor 1 to 3 months + 0.40%


                  GUARANTEES:

                  - letter of intent from the ROWECOM INC. parent company
                  - Dailly transfer as guarantee.


                  It is our sincere hope that we have met your expectations in view of strengthening our commercial relationship.

                  Sincerely,

                                                     [signature]
                                                     Pascale Le Feunteun
                                                     Business Clientele Advisor






[handwritten] Doc. 16 = Ex. 10.40